MERCURY GLOBAL SMALLCAP PORTFOLIO
                              OF FAM SERIES FUND, INC.

                      Supplement dated May 13, 2005 to the
                            Prospectus dated May 1, 2005

Effective until and including July 1, 2005, John Coyle, CFA and Murali Balaraman, CFA, two of the three members of the portfolio management team of Mercury Global SmallCap Portfolio (the "Fund") will be primarily responsible for the day-today management of the Fund's portfolio.